Exhibit 10.1

ELEVENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE

AND JOINT ESCROW INSTRUCTIONS

THIS ELEVENTH AMENDMENT OF AGREEMENT OF PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this “Eleventh Amendment”) is entered into as of this 13th day of April, 2010 (the “Effective Date”), by and among WEST OAHU MALL ASSOCIATES, LLC, a Hawaii limited liability company (“Seller”); TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company (“Buyer”); and TITLE GUARANTY ESCROW SERVICES, INC.

WHEREAS, Seller and TNP ACQUISITIONS, LLC (“TNP”) entered into that certain Agreement of Purchase and Sale and Joint Escrow Instructions dated as of July 13, 2009 (the “Original Purchase Agreement”) pursuant to which Seller agreed to sell, and TNP agreed to purchase, certain real property located in Honolulu, Hawaii and more particularly described in the Purchase Agreement (the “Property”); and

WHEREAS, Seller and TNP entered into a First Amendment of Purchase and Sale and Joint Escrow Instructions on July 22, 2009 (“First Amendment”), thereby amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Second Amendment of Purchase and Sale and Joint Escrow Instructions on August 13, 2009 (“Second Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Third Amendment of Purchase and Sale and Joint Escrow Instructions on August 31, 2009 (“Third Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Fourth Amendment of Purchase and Sale and Joint Escrow Instructions on October 15, 2009 (“Fourth Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Fifth Amendment of the Purchase and Sale and Joint Escrow Instructions on November 24, 2009 (“Fifth Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Sixth Amendment of the Purchase and Sale and Joint Escrow Instructions on December 15, 2009 (“Sixth Amendment”), thereby amending the Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Seventh Amendment of the Purchase and Sale and Joint Escrow Instructions on December 23 (“Seventh Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into an Eighth Amendment of the Purchase and Sale and Joint Escrow Instructions on January 11, 2010 (“Eighth Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into an Ninth Amendment of the Purchase and Sale and Joint Escrow Instructions on January 18, 2010 (“Ninth Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, Seller and TNP entered into a Tenth Amendment of the Purchase and Sale and Joint Escrow Instructions on March 15, 2010 (“Tenth Amendment”), thereby further amending the Original Purchase Agreement; and

WHEREAS, the Original Purchase Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment are hereinafter referred to collectively as the “Purchase Agreement”; and

WHEREAS, in accordance with the terms of the Purchase Agreement, the rights and obligations of TNP have been assigned to and assumed by Buyer pursuant to an Assignment and Assumption Agreement dated December 14, 2009 between TNP as assignor and Buyer as assignee;

WHEREAS, pursuant to the Purchase Agreement, the Closing Date may be extended to the fifth (5th) calendar day after Buyer’s receipt of written notice that Bank of America, N.A., a National Banking association, successor by merger to LaSalle Bank National Association, a national banking association, as Trustee for Morgan Stanley Capital I Inc., Commercial Mortgage Pass –Through Certificates, Series 2006-1Q11 (the “Conduit Lender”) has approved Buyer’s proposed assumption of the Conduit Loan upon terms that are acceptable to Buyer and Conduit Lender; and

WHEREAS, pursuant to the Purchase Agreement, such extension of the Closing Date is not to extend past the Outside Closing Date, defined as April 15, 2010; and

WHEREAS, the Conduit Lender has not yet approved the assumption of the Conduit Loan upon terms that are acceptable to Buyer and it is the intent of the parties to extend the Outside Closing Date in order to grant the Conduit Lender and Buyer additional time in which to achieve this goal; and

WHEREAS, Seller and Buyer therefore desire to amend the Purchase Agreement, as amended on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the promises and mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. Outside Closing Date. The Outside Closing Date as defined in Section 1.6 of the Purchase Agreement shall be Monday, April 19, 2010.

2. Miscellaneous. The Original Purchase Agreement, as modified by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment, Ninth Amendment, Tenth Amendment and this Eleventh Amendment, constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein, and it supersedes all prior discussions, understandings or agreements between the parties and may not be contradicted by evidence of any prior or contemporaneous agreement. The recitals set forth herein above are hereby incorporated into the Purchase Agreement as if fully set forth as part of the agreement between the parties hereto. This Eleventh Amendment may be executed in any number of counterparts and it shall be sufficient that the signature of each party appear on one or more such counterparts. All counterparts shall collectively constitute a single agreement. The above Recitals are hereby incorporated by reference.

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IN WITNESS WHEREOF, the parties hereto have executed this Eleventh Amendment as of the date first written above.

SELLER:	WEST OAHU MALL ASSOCIATES, LLC, A Hawaii limited liability company

	By:	/s/ Faraz Daneshgar
	Name:	Faraz Daneshgar
	Title:	VP

BUYER:	TNP SRT WAIANAE MALL, LLC, a Delaware limited liability company

	By:	/s/ Wendy Worcester
	Name:	Wendy Worcester
	Title:	CFO